Exhibit 99.1

UNAUDITED as of 1/31/2005

Bimini Mortgage Management, Inc. - Asset Information

This Table Reflects All Transactions.  Prices Used Are Internally Generated

Valuation

Asset Category	Market Value	As a Percent of Mortgage Assets	As a Percent of Mortgage Assets, Cash and P&I Receivable
Fixed Rate Mortgage Backed Securities	$820,327,410	24.78%	23.74%
Fixed Rate CMO	$104,631,107	3.16%	3.03%
CMO Floaters (Monthly Resetting)	$247,677,940	7.48%	7.17%
Adjustable Rate Mortgage Backed Securities (1)	$1,542,035,573	46.59%	44.62%
Hybrid Adjustable Rate Mortgage Backed Securities	$528,063,872	15.95%	15.28%
Balloon Maturity Mortgage Backed Securities	$67,344,449	2.03%	1.95%
Total: Mortgage Assets (2)	$3,310,080,352	100.00%

Cash as of 1/31/2005 (3)	$140,360,298		4.06%
P&I Receivables (As of 01/31/2005)	$5,226,435		0.15%
Total: All Assets	$3,455,667,085		100.00%

(1) Adjustable Rate MBS’ are those that reset coupons within one year’s time.

(2) Included in Total Mortgage Assets are Forward Settling Transactions with a Market Value equal to  $11,472,902

(3) As of 1/31/2005 cash on margin was $13,592,000 and the value of securities held in the box was $4.0 million.

Characteristics

Asset Category	Weighted Average Coupon	Weighted Average Lifetime Cap	Weighted Average Periodic Cap Per Year	Weighted Average Coupon Reset (in Months)	Longest Maturity	Weighted Average Maturity (in Months)
Fixed Rate Mortgage Backed Securities	6.94%	n/a	n/a	n/a	1-Jan-35	290
Fixed Rate CMO	5.50%	n/a	n/a	n/a	25-Jul-34	354
CMO Floaters (Monthly Resetting)	2.91%	7.93%	n/a	0.64	25-May-34	325
Adjustable Rate Mortgage Backed Securities (4)	3.89%	10.74%	1.40%	4.20	1-Dec-42	346
Hybrid Adjustable Rate Mortgage Backed Securities	4.62%	10.27%	1.23%	28.58	20-Jan-35	350
Balloon Maturity Mortgage Backed Securities	4.07%	n/a	n/a	n/a	1-Feb-11	59
Total: Mortgage Assets	4.74%	9.88%	1.33%	8.97	1-Dec-42	325

(4) 45.0% ($694.5 million) of The Adjustable Rate Mortgage Portfolio Have No Periodic Caps

Agency	Market Value	As a Percentage of Mortgage Assets
Fannie Mae	$2,058,695,487	62.19%
Freddie Mac	$608,422,853	18.38%
Ginnie Mae	$642,962,012	19.42%
Total Portfolio	$3,310,080,352	100.00%

	Market Value	As a Percentage of Mortgage Assets
Whole Pool	$1,895,552,874	57.27%
Non Whole Pool	$1,414,527,478	42.73%
Total Portfolio	$3,310,080,352	100.00%

Portfolio Price and Duration

Weighted Average Purchase Price	$103.42
Weighted Average Current Price	$103.33
Modeled Effective Duration	0.637

Prepayment Speeds

On January 7, 2005 Prepayment Speeds were released for paydowns occurring in December 2004. The numbers below reflect that data.

Asset Category	Weighted Average Prepayment Speeds (CPR’s released on 1/07/05)
Fixed Rate Mortgage Backed Securities	28.52
CMO Floaters	24.87
Adjustable Rate Mortgage Backed Securities	24.45
Hybrid Adjustable Rate Mortgage Backed Securities	19.10
Balloon Maturity Mortgage Backed Securities	19.04
Total: Mortgage Assets	24.51

	Internally Generated Market Value	% of AssetClass	% of Total Mortgage Assets

Adjustable Rate Mortgages

One Month LIBOR	$42,870,242	2.78%	1.30%
Moving Treasury Average	$87,036,880	5.64%	2.63%
Cost Of Funds Index	$368,565,135	23.90%	11.13%
Six Month LIBOR	$288,458,445	18.71%	8.71%
Six Month CD Rate	$4,243,497	0.28%	0.13%
One Year LIBOR	$106,542,561	6.91%	3.22%
Conventional One Year CMT	$300,255,415	19.47%	9.07%
FHA and VA One Year CMT	$340,400,517	22.07%	10.28%
National Mortgage Contract Rate	$3,662,881	0.24%	0.11%
Total ARMs	$1,542,035,573	100.00%	46.59%

CMO Floaters (Monthly Resetting)

Short Stable	$36,794,125	14.86%	1.11%
Pass-Through	$39,992,911	16.15%	1.21%
Locked Out	$170,890,905	69.00%	5.16%
Total CMOs	$247,677,940	100.00%	7.48%

Hybrid ARMs

Generic Fannie or Freddie Hybrid ARMs
13 - 18 Months to First Reset	$32,982,407	6.25%	1.00%
19 - 24 Months to First Reset	$102,079,090	19.33%	3.08%
25 - 36 Months to First Reset	$34,852,982	6.60%	1.05%
37 - 60 Months to First Reset	$0	0.00%	0.00%
Total	$169,914,480	32.18%	5.13%

Agency Alt-A Hybrid ARMs
13 - 18 Months to First Reset	$29,955,036	5.67%	0.90%
19 - 24 Months to First Reset	$9,494,355	1.80%	0.29%
25 - 36 Months to First Reset	$39,747,344	7.53%	1.20%
37 - 60 Months to First Reset	$19,646,775	3.72%	0.59%
Total	$98,843,509	18.72%	2.99%

GNMA Hybrid ARMs
13 - 24 Months to First Reset	$0	0.00%	0.00%
25 - 39 Months to First Reset	$259,305,883	49.11%	7.83%
Total	$259,305,883	49.11%	7.83%
Total Hybrid ARMs	$528,063,872	100.00%	15.95%

Balloons

< = 4.5 Years to Balloon Date	$13,051,746	19.38%	0.39%
4.6 - 5.5 Years to Balloon Date	$36,909,300	54.81%	1.12%
5.6 - 6.5 Years to Balloon Date	$17,383,404	25.81%	0.53%
Total Balloons	$67,344,449	100.00%	2.03%

Fixed Rate Assets

Short Sequential Fixed Rate CMO	$104,631,107	11.31%	3.16%
10yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	$2,795,497	0.30%	0.08%
15yr $85,000 Maximum Loan Size	$94,853,686	10.25%	2.87%
15yr $110,000 Maximum Loan Size	$5,955,333	0.64%	0.18%
15yr 100% Investor Property	$1,216,459	0.13%	0.04%
15yr 100% FNMA Expanded Approval Level 3	$2,222,957	0.24%	0.07%
15yr 100% Alt-A	$56,885,730	6.15%	1.72%
15yr Geography Specific (NY, FL, VT, TX)	$1,139,416	0.12%	0.03%
15yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	$40,541,367	4.38%	1.22%
20yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	$1,574,162	0.17%	0.05%
20yr 100% Alt-A	$1,755,927	0.19%	0.05%
30yr $85,000 Maximum Loan Size	$171,155,679	18.50%	5.17%
30yr $110,000 Maximum Loan Size	$56,356,077	6.09%	1.70%
30yr 100% Investor Property	$11,102,802	1.20%	0.34%
30yr 100% FNMA Expanded Approval Level 3	$103,617,792	11.20%	3.13%
30yr 100% Alt-A	$87,822,708	9.49%	2.65%
30yr Geography Specific (NY, FL, VT, TX)	$7,306,478	0.79%	0.22%
30yr 100% GNMA Builder Buydown Program	$12,601,193	1.36%	0.38%
30yr Other (Seasoned, Low Avg Bal, Low FICO, etc.)	$161,424,146	17.45%	4.88%
Total Fixed Rate Collateral	$924,958,517	100.00%	27.94%

Total (All Mortgage Assets)	$3,310,080,352		100.00%
Cash or Cash Receivables	$145,586,733
Total Assets and Cash	$3,455,667,085

Total Securities Forward Settling	$11,472,902		0.35%

Unaudited Funding Information as at 1/31/2005

Repurchase Counterparties	Dollar Amount of Borrowings	Weighted Average Maturity	Longest maturity

JP Morgan Securities	$403,611,000	46	27-Jun-05
Nomura	$400,826,000	92	20-Oct-05
Deutsche Bank	$336,958,000	217	25-Oct-05
UBS Securities	$314,113,000	80	1-Aug-05
Bank of America	$311,447,000	45	11-Jul-05
Lehman Brothers	$288,388,786	101	21-Oct-05
Bear Stearns	$277,308,000	99	19-Sep-05
Countrywide Securities	$274,153,000	75	1-Jun-05
WAMU	$125,088,000	144	26-Aug-05
Goldman Sachs	$121,231,989	58	27-May-05
Daiwa Securities	$105,687,000	93	1-Nov-05
Merrill Lynch	$103,032,000	154	22-Jul-05
Morgan Stanley	$76,118,000	59	12-Apr-05
Total	$3,137,961,775	96	1-Nov-05

Asset Class	Weighted Average Maturity	Longest maturity

Fixed Rate	114	25-Oct-05
CMO Floating Rate	40	24-Mar-05
Adjustable Rate MBS	84	1-Nov-05
Hybrids Adj Rate	168	25-Oct-05
Balloon Maturity	81	28-Jun-05
	96	1-Nov-05